Press Release	Exhibit 99.1

Acutus Medical Reports Second Quarter 2023 Financial Results
CARLSBAD, Calif., August 7, 2023 (GLOBE NEWSWIRE) — Acutus Medical, Inc. (“Acutus” or the “Company”) (Nasdaq: AFIB), an arrhythmia management company focused on improving the way cardiac arrhythmias are diagnosed and treated, today reported results for the second quarter of 2023.
Recent Highlights:
•Second quarter revenue of $5.3 million grew 30% year-over-year, reflecting strong procedure volume growth and improved capital sales
•Quarterly AcQMap procedure volumes set a new record and increased 21% compared to the second quarter of 2022
•Received FDA 510K clearance for AcQMap 9 next generation software platform featuring advanced algorithms and automation to improve diagnostic capabilities and procedure workflow
•Significant improvements in non-GAAP gross margin and cash burn resulting from disciplined focus on operational excellence

“Our second quarter performance reflects significant progress on our key strategic initiatives to return our business to growth while driving further operational improvement. During the second quarter of 2023, we achieved record procedure volumes, as focused commercial execution, pull through from the AcQMap 8.5 software launch, and the positive results from the RECOVER AF study supported accelerated AcQMap adoption,” said David Roman, President & CEO of Acutus Medical. “The strategic actions we have successfully undertaken over the past year, along with our team’s crisp execution, are driving momentum in our business and enabling our mission to create a new paradigm for the diagnosis and treatment of complex cardiac arrhythmias.”
Second Quarter 2023 Financial Results
Revenue was $5.3 million for the second quarter of 2023, an increase of 30% compared to $4.1 million for the second quarter of 2022. The improvement over the same quarter last year was primarily driven by disposables sales, higher capital conversions, increases in service, rent and other revenue, and sales through the Company’s distribution agreement with Medtronic.
Non-GAAP gross margin was negative 49% for the second quarter of 2023 compared to negative 129% for the same quarter last year. The improvement was driven by higher production volumes, improved product and geographic mix, lower manufacturing variances, and a reduced manufacturing overhead structure.
Non-GAAP operating expenses were $14.5 million for the second quarter of 2023 compared with $19.7 million in the same quarter last year. The decrease in operating expenses resulted from the Company’s restructuring actions in the first half of 2022, reduced discretionary spend, and the reprioritization of certain research and development programs.
Non-GAAP net loss for the second quarter of 2023 was $17.6 million, or $0.60 per share on a weighted average basic and diluted outstanding share count of 29.0 million, compared to non-GAAP net loss of $26.2 million, or $0.93 per share on a weighted average basic and diluted outstanding share count of 28.3 million, for the second quarter of 2022.
Cash, cash equivalents, marketable securities and restricted cash were $61.5 million as of June 30, 2023.
2023 Outlook
The company now expects full year 2023 revenue to be in a range from $20.0-$22.0 million.
Non-GAAP Financial Measures
This press release includes references to non-GAAP net loss and non-GAAP basic and diluted net loss per share, which are non-GAAP financial measures, to provide information that may assist investors in understanding the Company’s financial results and assessing its prospects for future performance. The Company believes these non-GAAP financial measures are important indicators of its operating performance because they exclude items that are primarily non-cash accounting line items unrelated to, and may not be indicative of, the Company’s core operating results. These non-GAAP financial measures, as Acutus calculates them, may not necessarily be comparable to similarly titled measures of other companies and may not be appropriate measures for comparing the performance of other companies relative to the Company. These non-GAAP financial results are not intended to represent and should not be considered to be more meaningful measures than, or alternatives to, measures of operating performance as determined in accordance with GAAP. Non-GAAP net loss is defined as net loss before income taxes, adjusted for stock-based compensation, amortization of acquisition-related intangibles, employee retention credit, goodwill impairment, restructuring charges, changes in the fair value of contingent consideration, gain on sale of business, loss on debt extinguishment and change in fair value of warrant liability and other adjustments. To the extent such non-GAAP financial measures are used in the future, the Company expects to calculate them using a consistent method from period to period. A reconciliation of the most directly comparable GAAP financial measure to the non-GAAP financial measure has been provided under the heading “Reconciliation of GAAP Results to Non-GAAP Results” in the financial statement tables attached to this press release.

Webcast and Conference Call Information
Acutus will host a conference call to discuss the second quarter 2023 financial results after market close on Monday, August 7, 2023 at 1:30 p.m. Pacific Time / 4:30 p.m. Eastern Time. To access the live call via telephone, please register in advance using the link:https://register.vevent.com/register/BI93bb82b6296f43ae9eb227af3e9a6f7f. Upon registering, each participant will receive an email confirmation with dial-in numbers and a unique personal PIN that can be used to join the call. The live webinar of the call may be accessed at https://ir.acutusmedical.com.
About Acutus
Acutus is an arrhythmia management company focused on improving the way cardiac arrhythmias are diagnosed and treated. Acutus is committed to advancing the field of electrophysiology with a unique array of products and technologies which will enable more physicians to treat more patients more efficiently and effectively. Through internal product development, acquisitions and global partnerships, Acutus has established a global sales presence delivering a broad portfolio of highly differentiated electrophysiology products that provide its customers with a complete solution for catheter-based treatment of cardiac arrhythmias. Founded in 2011, Acutus is based in Carlsbad, California.
Caution Regarding Forward-Looking Statements
This press release includes statements that may constitute “forward-looking” statements, usually containing the words “believe,” “estimate,” “project,” “expect” or similar expressions. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, the Company’s ability to continue to manage expenses and cash burn rate at sustainable levels, continued acceptance of its products in the marketplace, the effect of global economic conditions on the ability and willingness of customers to purchase the Company’s systems and the timing of such purchases, competitive factors, changes resulting from healthcare policy in the United States and globally including changes in government reimbursement of procedures, dependence upon third-party vendors and distributors, timing of regulatory approvals, the impact of the coronavirus (COVID-19) pandemic and Acutus’ response to it and other risks discussed in the Company’s periodic and other filings with the Securities and Exchange Commission. By making these forward-looking statements, Acutus undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Investor Contact:	Media Contact:
Caroline Corner	Rhiannon Pickus
Westwicke ICR	Acutus Medical, Inc.
D: 415-202-5678	M: 442-232-6094
caroline.corner@westwicke.com	Rhiannon.Pickus@acutus.com

ACUTUS MEDICAL, INC.
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	June 30, 2023	December 31, 2022
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$23,055	$25,584
Marketable securities, short-term	31,461	44,863
Restricted cash, short-term	7,002	5,764
Accounts receivable	7,670	21,085
Inventory	15,671	13,327
Employer retention credit receivable	—	4,703
Prepaid expenses and other current assets	2,444	2,541
Total current assets	87,303	117,867

Property and equipment, net	7,245	9,221
Right-of-use asset, net	3,533	3,872
Intangible assets, net	1,483	1,583
Other assets	731	897
Total assets	$100,295	$133,440

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$5,492	$4,721
Accrued liabilities	9,759	9,686
Contingent consideration, short-term	—	1,800
Operating lease liabilities, short-term	466	319
Warrant liability	2,504	3,346
Total current liabilities	18,221	19,872

Operating lease liabilities, long-term	3,679	4,103
Long-term debt	34,634	34,434
Other long-term liabilities	20	12
Total liabilities	56,554	58,421

Commitments and contingencies

Stockholders' equity
Preferred stock, $0.001 par value; 5,000,000 shares authorized as of June 30, 2023 and December 31, 2022; 6,666 shares of the preferred stock, designated as Series A Common Equivalent Preferred Stock, are issued and outstanding as of June 30, 2023 and December 31, 2022	—	—
Common stock, $0.001 par value; 260,000,000 shares authorized as of June 30, 2023 and December 31, 2022; 29,206,570 and 28,554,656 shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively	29	29
Additional paid-in capital	597,578	594,173
Accumulated deficit	(552,975)	(518,314)
Accumulated other comprehensive loss	(891)	(869)
Total stockholders' equity	43,741	75,019
Total liabilities and stockholders' equity	$100,295	$133,440

ACUTUS MEDICAL, INC.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
	(unaudited)
Revenue	$5,289	$4,076	$9,458	$7,757
Cost of products sold	8,063	9,697	14,852	16,638
Gross profit	(2,774)	(5,621)	(5,394)	(8,881)

Operating expenses (income):
Research and development	6,799	7,935	12,916	15,938
Selling, general and administrative	9,284	14,143	18,849	28,528
Goodwill impairment	—	—	—	12,026
Restructuring	463	—	475	949
Change in fair value of contingent consideration	(77)	948	123	955
Gain on sale of business	(2,072)	(43,575)	(3,279)	(43,575)
Total operating expenses (income)	14,397	(20,549)	29,084	14,821
Income (loss) from operations	(17,171)	14,928	(34,478)	(23,702)

Other income (expense):
Loss on debt extinguishment	—	(7,947)	—	(7,947)
Change in fair value of warrant liability	(604)	—	842	—
Interest income	824	27	1,676	51
Interest expense	(1,395)	(1,290)	(2,701)	(2,701)
Total other expense, net	(1,175)	(9,210)	(183)	(10,597)
(Loss) income before income taxes	(18,346)	5,718	(34,661)	(34,299)
Income tax benefit	—	—	—	—
Net (loss) income	$(18,346)	$5,718	$(34,661)	$(34,299)

Other comprehensive income (loss):
Unrealized gain (loss) on marketable securities	(8)	18	4	(39)
Foreign currency translation adjustment	(85)	(387)	(26)	(553)
Comprehensive income (loss)	$(18,439)	$5,349	$(34,683)	$(34,891)

Basic net income (loss) per common share	$(0.63)	$0.16	$(1.20)	$(1.22)
Diluted net income (loss) per common share	$(0.63)	$0.16	$(1.20)	$(1.22)

Basic weighted average shares outstanding	29,039,732	28,339,362	28,902,808	28,229,338
Diluted weighted average shares outstanding	29,039,732	28,349,429	28,902,808	28,229,338

ACUTUS MEDICAL, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Six Months Ended June 30,
	2023	2022
	(unaudited)
Cash flows from operating activities
Net loss	$(34,661)	$(34,299)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	2,473	3,145
AcQMap Systems converted to sales	238	110
Sales-type lease gain	(310)	(57)
Amortization of intangible assets	100	320
Non-cash stock-based compensation expense	3,639	5,613
(Accretion of discounts) amortization of premiums on marketable securities, net	(1,037)	264
Amortization of debt issuance cost	212	641
Amortization of operating lease right-of-use assets	339	321
Loss on debt extinguishment	—	7,947
Goodwill impairment	—	12,026
Gain on sale of business, net	(3,279)	(43,575)
Direct costs paid related to sale of business	—	(2,488)
Change in fair value of warrant liability	(842)	—
Loss on disposal of property and equipment	277	—
Change in fair value of contingent consideration	123	955
Changes in operating assets and liabilities:
Accounts receivable	(204)	1,037
Inventory	(2,344)	1,101
Employer retention credit receivable	4,703	—
Prepaid expenses and other current assets	432	(3,592)
Other assets	452	223
Accounts payable	824	236
Accrued liabilities	(1,963)	(386)
Operating lease liabilities	(277)	(203)
Other long-term liabilities	8	(45)
Net cash used in operating activities	(31,097)	(50,706)

Cash flows from investing activities
Proceeds from sale of business	17,000	50,000
Purchases of available-for-sale marketable securities	(33,880)	—
Sales of available-for-sale marketable securities	—	13,099
Maturities of available-for-sale marketable securities	48,250	27,787
Purchases of property and equipment	(984)	(1,718)
Net cash provided by investing activities	30,386	89,168

Cash flows from financing activities
Repayment of debt	—	(44,550)
Penalty fees paid for early prepayment of debt	—	(1,074)
Borrowing under new debt	—	35,000
Payment of debt issuance costs	—	(624)
Proceeds from the exercise of stock options	4	66
Repurchase of common shares to pay employee withholding taxes	(263)	(45)
Proceeds from employee stock purchase plan	25	182
Payment of contingent consideration	—	(598)
Net cash used in financing activities	(234)	(11,643)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(346)	(323)

Net change in cash, cash equivalents and restricted cash	(1,291)	26,496
Cash, cash equivalents and restricted cash, at the beginning of the period	31,348	24,221
Cash, cash equivalents and restricted cash, at the end of the period	$30,057	$50,717

Supplemental disclosure of cash flow information:
Cash paid for interest	$2,458	$2,073

	Six Months Ended June 30,
	2023	2022
	(unaudited)
Supplemental disclosure of noncash investing and financing activities:
Accounts receivable from sale of business	$3,381	$—
Change in unrealized (gain) loss on marketable securities	$(4)	$39
Change in unpaid purchases of property and equipment	$(54)	$42
Contingent consideration escrow release	$—	$157
Net book value on AcQMap system sales-type leases	$238	$110
Amount of debt proceeds allocated to warrant liability	$—	$3,379
Unpaid transaction costs from sale of business	$—	$429
Unpaid debt issuance costs	$—	$177

ACUTUS MEDICAL, INC.
Reconciliation of GAAP Results to Non-GAAP Results
(in thousands)
(unaudited)

Three Months Ended June 30, 2023	Cost of Products Sold	Research and Development	Selling, General and Administrative	Loss from Operations	Other Expense, Net	Net Loss	Basic and Diluted EPS
Reported	$8,063	$6,799	$9,284	$(17,171)	$(1,175)	$(18,346)	$(0.63)
Amortization of acquired intangibles	(50)	—	—	50	—	50	0.00
Stock-based compensation	(153)	(336)	(1,245)	1,734	—	1,734	0.06
Restructuring charges	—	—	—	463	—	463	0.02
Change in fair value of warrant liability	—	—	—	—	604	604	0.02
Change in fair value of contingent consideration	—	—	—	(77)	—	(77)	0.00
Gain on sale of business	—	—	—	(2,072)	—	(2,072)	(0.07)
Adjusted	$7,860	$6,463	$8,039	$(17,073)	$(571)	$(17,644)	$(0.60)

Three Months Ended June 30, 2022	Cost of Products Sold	Research and Development	Selling, General and Administrative	Income (Loss) from Operations	Other Expense, Net	Net Income (Loss)	Net income allocated to common stockholders	Basic and Diluted EPS
Reported	$9,697	$7,935	$14,143	$14,928	$(9,210)	$5,718	$4,521	$0.16
Amortization of acquired intangibles	(155)	—	(5)	160	—	160	160	0.01
Stock-based compensation	(225)	(554)	(1,802)	2,581	—	2,581	2,581	0.09
Change in fair value of contingent consideration	—	—	—	948	—	948	948	0.03
Gain on sale of business	—	—	—	(43,575)	—	(43,575)	(43,575)	(1.54)
Loss on debt extinguishment	—	—	—	—	7,947	7,947	7,947	0.28
Net income allocated to participating securities	—	—	—	—	—	—	1,197	0.04
Adjusted	$9,317	$7,381	$12,336	$(24,958)	$(1,263)	$(26,221)	$(26,221)	$(0.93)

ACUTUS MEDICAL, INC.
Key Business Metrics
(unaudited)
Installed Base and Procedure Volumes
The total installed base which includes AcQMap Systems as of June 30, 2023 and 2022 are as follows:

	As of June 30,
	2023	2022
Acutus
U.S.	27	37
Outside the U.S.	51	38
Total Acutus net system placements	78	75

Procedure volumes for the three and six months ended June 30, 2023 and 2022 are as follows:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
Procedure volumes	584	481	1,035	948
Revenue
The following table sets forth the Company’s revenue for disposables, systems and service/other for the three and six months ended June 30, 2023 and 2022 (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
Disposables	$3,914	$3,334	$7,340	$6,545
Systems	691	346	691	346
Service / other	684	396	1,427	866
Total revenue	$5,289	$4,076	$9,458	$7,757
The following table presents revenue by geographic location for the three and six months ended June 30, 2023 and 2022 (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
United States	$3,125	$2,037	$5,373	$4,060
Outside the United States	2,164	2,039	4,085	3,697
Total revenue	$5,289	$4,076	$9,458	$7,757